SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Under Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 7, 2004

ResMed Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	0-26038	98-0152841
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

14040 Danielson Street

Poway, California 92064-6857

(Address of Principal Executive Offices)

(858) 746-2400

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Principal Officer Appointment.

Effective September 7, 2004, ResMed has appointed Kieran T. Gallahue as its President of ResMed Global. Before this appointment, Mr. Gallahue served as President and Chief Operating Officer, ResMed Americas.

Mr. Gallahue joined ResMed in January of 2003 from San Diego-based Nanogen, Inc., where he held a number of positions including President, Chief Financial Officer and Vice President Strategic Marketing. Before joining Nanogen, he led the critical care business division for Instrumentation Laboratory. In addition, Mr. Gallahue held various sales and marketing management positions with both General Electric and Proctor & Gamble. Mr. Gallahue holds a Bachelor’s Degree in Economics and Accounting from Rutgers University and an MBA from Harvard Business School.

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SIGNATURES

We have authorized the person whose signature appears below to sign this report on our behalf, in accordance with the Securities Exchange Act of 1934.

Date: September 8, 2004	RESMED INC.
(registrant)

	By:	/s/ Adrian M. Smith
	Name:	Adrian M. Smith
	Its:	Senior Vice President Finance and Chief Financial Officer

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